UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	333-192954	58-1211925
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Exchange Place
Tucker, Georgia		30084-5336
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

The information related to the Guarantee Settlement Agreement, the Services Agreement and the Interim Assessment Agreement, as discussed in Item 8.01, is incorporated by reference into this Item 1.01.

Item 8.01              Other Events.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition — Capital Requirements and Liquidity and Sources of Capital — Vogtle Units No. 3 and No. 4” and Notes K and L in our quarterly report on Form 10-Q for the quarter ended March 31, 2017 and our current report on Form 8-K dated June 5, 2017 for additional information regarding (i) our 30% interest in the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, including the Engineering, Procurement and Construction Agreement among Georgia Power Company, acting for itself and as agent for, us, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners), and a consortium consisting of Westinghouse Electric Company LLC and WECTEC Global Project Services Inc. (WECTEC, together with Westinghouse, the Contractor), under which the Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the EPC Agreement), (ii) the filing, by each of Westinghouse and WECTEC, for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code; (iii) Georgia Power’s entry, on behalf of itself and as agent for the other Co-owners, into an Interim Assessment Agreement (the Interim Assessment Agreement), with the Contractor and WECTEC Staffing Services LLC (WECTEC Staffing) and the extension of the term of the Interim Assessment Agreement through June 9, 2017; (iv) the guarantee by Toshiba Corporation of certain obligations of the Contractor under the EPC Agreement (the Toshiba Guarantee); (v) the $920 million of letters of credit from financial institutions delivered to the Co-owners by Westinghouse (the Letters of Credit) to secure a portion of the Contractor’s potential obligations under the EPC Agreement, (vi) Toshiba’s financial situation, including its announcement that further substantial charges may be required in the quarter ended March 31, 2017 in connection with the bankruptcy filing of Westinghouse and WECTEC and that material events and conditions raise substantial doubt about Toshiba’s ability to continue as a going concern.

On June 9, 2017, Georgia Power and the other Co-owners and Toshiba entered into a settlement agreement regarding the Toshiba Guarantee (the Guarantee Settlement Agreement). Pursuant to the Guarantee Settlement Agreement, Toshiba has acknowledged the amount of its obligation under the Toshiba Guarantee is $3.68 billion (the Guarantee Obligations) and that the Guarantee Obligations exist regardless of whether Vogtle Units No. 3 and No. 4 are completed. The Guarantee Settlement Agreement also provides for a schedule of payments for the Guarantee Obligations, beginning in October 2017 and continuing through January 2021. In the event Toshiba receives certain payments, including sale proceeds, from or related to Westinghouse (or its subsidiaries) or Toshiba Nuclear Energy Holdings (UK) Limited (or its subsidiaries) it will hold a portion of such payments in trust for the Co-owners and promptly pay them over as offsets against any remaining Guarantee Obligations.  Under the Guarantee Settlement Agreement, the Co-owners will forbear from exercising remedies in respect of the Toshiba Guarantee, including drawing on the Letters of Credit, until June 30, 2020, unless, among other items, certain events of nonpayment, insolvency, or other material breach of the Guarantee Settlement Agreement by Toshiba occur.  If such an event occurs, the balance of the Guarantee Obligations will become immediately due and payable, and the Co-owners may exercise any and all rights and remedies, including drawing on the Letters of Credit without restriction.  In addition, the Guarantee Settlement Agreement does not restrict the Co-owners from fully drawing on the Letters of Credit in the event they are not renewed or replaced prior to the expiration date.

On June 9, 2017, Georgia Power, for itself and as agent for the other Co-owners, and the Contractor entered into a services agreement (the Services Agreement) for the Contractor to transition construction management of Vogtle Units No. 3 and No. 4 to Southern Nuclear Operating Company, Inc. and to provide ongoing design, engineering, and procurement services to Southern Nuclear. The Services Agreement provides that the Contractor will generally be compensated on a time and materials basis for services rendered. The Services Agreement will become effective upon satisfaction of the following conditions: (i) approval by the Westinghouse and WECTEC boards of directors; (ii) approval by the debtor-in-possession lender and the bankruptcy court in the Contractor’s bankruptcy proceeding; (iii) rejection of the EPC Agreement by the Contractor in its bankruptcy proceeding, and approval by the bankruptcy court of the rejection; and (iv) approval by the U.S. Department of Energy (together, the Services Agreement Conditions) and will continue until the start-up and testing of Vogtle Units No. 3 and No. 4 is complete and electricity is generated and sold from both units. The Services Agreement is terminable by the Co-owners upon 30 days’ written notice.

On June 9, 2017, Georgia Power, for itself and as agent for the other Co-owners, the Contractor, and WECTEC Staffing entered into a fifth amendment to the Interim Assessment Agreement solely to extend the term of the Interim Assessment Agreement through the earlier of (i) June 22, 2017 and (ii) termination of the Interim Assessment Agreement by any party upon five business days’ notice.  The other terms of the Interim Assessment Agreement remain unchanged.  The extension of the term of the Interim Assessment Agreement is intended to provide time for the parties to work to satisfy the Services Agreement Conditions.

Georgia Power and the other Co-owners are continuing to conduct a comprehensive schedule and cost-to-complete assessment, as well as a cancellation cost assessment, to determine the impact of the Contractor’s bankruptcy filing on the construction cost and schedule of Vogtle Units No. 3 and No. 4. We intend to continue working with Georgia Power and the other Co-owners to determine future actions related to Vogtle Units No. 3 and No. 4. Georgia Power has stated that it is working with the Georgia Public Service Commission in regards to this same determination.

The ultimate outcome of these matters cannot be determined at this time.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties.  Forward-looking information includes, among other things, statements concerning satisfaction of the Services Agreement Conditions and other future actions related to Vogtle Units No. 3 and No. 4. We caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside of our control; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in our Form 10-Q for the quarterly period ended March 31, 2017 under the heading “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS,” and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: the results of the Contractor’s bankruptcy filing, including the effect on the EPC Agreement and the U.S. Department of Energy loan guarantees; any inability or other failure by Toshiba to perform its obligations under the Toshiba Guarantee; the ability to control costs and avoid cost overruns during the development and construction of Vogtle Units No. 3 and No. 4; and legal proceedings and regulatory approvals and actions related to Vogtle Units No. 3 and No. 4, including Georgia Public Service Commission approvals and Nuclear Regulatory Commission actions. We expressly disclaim any obligation to update any forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: June 12, 2017	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer